UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2016

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-12933	94-2634797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway

Fremont, California 94538

(Address of principal executive offices including zip code)

(510) 572-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

i

Item 8.01.	Other Events

As previously announced, on October 20, 2015, Lam Research Corporation, a Delaware corporation (the “Company”), Topeka Merger Sub 1, Inc., a Delaware corporation (“Merger Sub 1”), and Topeka Merger Sub 2, Inc., a Delaware corporation (“Merger Sub 2”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with KLA-Tencor Corporation, a Delaware corporation (“KLA-Tencor”) providing for the merger of Merger Sub 1 or its permitted assignee with and into KLA-Tencor, and the subsequent merger of KLA-Tencor with and into Merger Sub 2 or its permitted assignee (this two-step merger referred to as the “KLA-Tencor Merger”), following which KLA-Tencor will cease to be a publicly held corporation and Merger Sub 2 or its permitted assignee will survive as the Company’s wholly owned subsidiary, subject to the terms and conditions set forth in the Merger Agreement. The KLA-Tencor Merger is more fully described in the Company’s Current Report on Form 8-K filed on October 21, 2015.

The Company is filing this Current Report on Form 8-K to provide certain financial information with respect to KLA-Tencor in connection the KLA-Tencor Merger. The following audited consolidated financial statements of KLA-Tencor are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Report of Independent Registered Public Accounting Firm;

•	Consolidated Balance Sheets as of June 30, 2015 and June 30, 2014;

•	Consolidated Statements of Operations for each of the three years in the period ended June 30, 2015;

•	Consolidated Statements of Comprehensive Income for each of the three years in the period ended June 30, 2015;

•	Consolidated Statements of Stockholders’ Equity for each of the three years in the period ended June 30, 2015;

•	Consolidated Statements of Cash Flows for each of the three years in the period ended June 30, 2015;

•	Notes to Consolidated Financial Statements; and

•	Schedule II to Consolidated Financial Statements.

Attached hereto as Exhibit 23.1 is the consent of PricewaterhouseCoopers LLP, the independent registered public accounting firm of KLA-Tencor, related to the above-referenced audited consolidated financial statements of KLA-Tencor filed as Exhibit 99.1 to this Current Report on Form 8-K.

The following unaudited condensed consolidated financial statements of KLA-Tencor are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Condensed Consolidated Balance Sheets as of March 31, 2016 and June 30, 2015;

•	Condensed Consolidated Statements of Operations for the Three Months and Nine Months Ended March 31, 2016 and 2015;

•	Condensed Consolidated Statements of Comprehensive Income for the Three Months and Nine Months Ended March 31, 2016 and 2015;

•	Condensed Consolidated Statements of Cash Flows for the Nine Months Ended March 31, 2016 and 2015; and

•	Notes to Consolidated Financial Statements.

The following unaudited pro forma condensed combined financial statements combining the historical consolidated financial position and results of operations of the Company and its subsidiaries and KLA-Tencor and its subsidiaries, as an acquisition by the Company, are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 27, 2016;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended March 27, 2016;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended June 28, 2015; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

In addition, the Company is filing this Current Report on Form 8-K to provide the computation of its ratio of earnings to fixed charges for the nine months ended March 27, 2016 and for the years ended June 28, 2015, June 29, 2014, June 30, 2013, June 24, 2012 and June 26, 2011, which is attached as Exhibit 12.1 hereto and incorporated by reference herein. The Company’s unaudited pro forma computation of ratio of earnings to fixed charges for the nine months ended March 27, 2016 and for the fiscal year ended June 30, 2015, giving effect to the KLA-Tencor Merger and related financing transactions, is filed as Exhibit 12.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

12.1	Computation of Ratio of Earnings to Fixed Charges for the nine months ended March 27, 2016 and for the years ended June 28, 2015, June 29, 2014, June 30, 2013, June 24, 2012 and June 26, 2011

12.2	Unaudited Pro Forma Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of PricewaterhouseCoopers LLP

99.1	KLA-Tencor Corporation Audited Consolidated Financial Statements as of June 30, 2015 and 2014 and for each of the three years in the period ended June 30, 2015

99.2	KLA-Tencor Corporation Unaudited Condensed Consolidated Financial Statements as of March 31, 2016 and June 30, 2015 and for the three months and nine months ended March 31, 2016 and 2015

99.3	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2016

LAM RESEARCH CORPORATION

By:	/s/ Douglas R. Bettinger
Douglas R. Bettinger Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

12.1	Computation of Ratio of Earnings to Fixed Charges for the nine months ended March 27, 2016 and for the years ended June 28, 2015, June 29, 2014, June 30, 2013, June 24, 2012 and June 26, 2011

12.2	Unaudited Pro Forma Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of PricewaterhouseCoopers LLP

99.1	KLA-Tencor Corporation Audited Consolidated Financial Statements as of June 30, 2015 and 2014 and for each of the three years in the period ended June 30, 2015

99.2	KLA-Tencor Corporation Unaudited Condensed Consolidated Financial Statements as of March 31, 2016 and June 30, 2015 and for the three months and nine months ended March 31, 2016 and 2015

99.3	Unaudited Pro Forma Condensed Combined Financial Statements

4